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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2006


                        SCANNER TECHNOLOGIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)

           000-08149                                       85-0169650
   (Commission File Number)                               (IRS Employer
                                                       Identification No.)

                       14505 21st Avenue North, Suite 220
                          Minneapolis, Minnesota 55447
               (Address of Principal Executive Offices) (Zip Code)

                                 (763) 476-8271
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01    Other Information.

     On September 18, 2006, Scanner Technologies Corporation (the "Company") issued a press release announcing that it has filed a patent infringement suit against nVidia Corporation. The full text of the press release is set forth in
Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01    Financial Statements and Exhibits.

             (a) Financial statements: None.

             (b) Pro forma financial information: None.

             (c) Shell company transactions: None.

             (d) Exhibits:

                 99.1     Press release dated September 18, 2006



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 20, 2006

                                   SCANNER TECHNOLOGIES CORPORATION


                                   By     /s/ Elwin M. Beaty
                                     -------------------------------------------
                                        Elwin M. Beaty
                                        President, Chief Executive Officer and
                                             Chief Financial Officer



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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                             Commission File No.:
September 18, 2006                                                     000-08149

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                          SCANNER COMMUNICATIONS, INC.

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EXHIBIT NO.          ITEM

    99.1             Press release dated September 18, 2006



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